UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2013

UPLIFT NUTRITION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52890	20-4669109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 2681 East Parleys Way, Suite 204

Salt Lake City, Utah 84109
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801)322-3401

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Stock Purchase Agreement

On September 2, 2013, certain principal shareholders and officers and directors of Uplift Nutrition, Inc. (the “Company”) entered into a stock purchase agreement with H. Deworth Williams, Edward F. Cowle, and Geoff Williams (the “Purchasers”), whereby the Purchasers purchased a total of 11,563,350 shares of the Company’s common stock, representing 84.45% of the issued and outstanding common shares of the Company, for $100,000 (the “Purchase Price”).  The Purchase Price was transferred to the Sellers on September 3, 2013 (the “Closing Date”), all as set forth in the Stock Purchase Agreement attached hereto as Exhibit 10.1.

Continuation of the Company’s Business

The Company is continuing its business of marketing and selling the products Tonify and X-Mint on-line through its website, www.upliftnutrition.com.  Tonify is a weight loss chewing gum and X-Mint is a male enhancement chewing gum.  For further information, reference is made to www.upliftnutrition.com.  All previous registered trademarks and trade names relative to Uplift’s various energy drinks and its energy spray, none of which are currently being actively marketed, remain in the Company.  This includes Uplift’s ownership of various websites and website domains, some of which are no longer active.  Accordingly, regardless of the stock purchase transaction announced herein, all current intellectual property owned by the Company is remaining in the Company and its current and on-going business plan is not being changed.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

ITEM 5.01       CHANGES IN CONTROL OF REGISTRANT.

Reference is made to the disclosure set forth under Items 1.01 and 5.02 of this Report, which disclosure is incorporated herein by reference.

While shareholder control of the Company is changing by virtue of the Stock Purchase Agreement, there will not be a change of control of the Board of Directors.  Gary C. Lewis will continue as the President, CEO and CFO of the Company and also as a Director.  Further, Jessica Rampton will continue in her position as the Secretary/Treasurer of the Company and a Director.   At the same time, Edward H. Hall, Sr. and Bruce Miller have resigned from the Board as of the effective date of the Stock Purchase Agreement and, in their place and stead, Geoff Williams and Nancy Ah Chong are being appointed as new directors only.  Such new directors are not taking officer positions with the Company at the present time.   See Item 5.02 immediately below.

ITEM 5.02      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Concurrently with the closing of the Stock Purchase Agreement, Edward H. Hall submitted to the Company a resignation letter pursuant to which he resigned from his position as the Company’s Chairman of the Board.  Mr. Hall was not an officer.  Additionally, concurrently with the closing of the Stock Purchase Agreement, Bruce Miller submitted to the Company a resignation letter pursuant to which he resigned from his position as the Company’s Vice President and a Director.

The Company’s Board of Directors (the “Board”) appointed Geoff Williams and Rachel Winn, effective immediately at the closing of the Stock Purchase Agreement.

GEOFFREY WILLIAMS, 43, Director.  Since 1994, Mr. Williams has been a representative of and partner in Williams Investment Company, a Salt Lake City, Utah, financial consulting and corporate services firm involved in facilitating and structuring mergers, acquisitions, business consolidations and financings. Geoff has been instrumental in negotiating well over thirty of these transactions, most of which have resulted in private companies going public, and subsequently being traded on various public exchanges.  In addition, Geoff has often arranged financings for these companies, as well as others.  For numerous years he sat on the board, and was one of three founding principals of U.S. Rare Earths, Inc. (OTC BB: UREE), a publicly-held mineral exploration company.  He has been on the board of directors of several companies, most recently Protect Pharmaceutical Corporation (OTC BB: PRTT).  Geoff also oversees the real estate division of Williams Investment Company, which currently has undertakings in several locations across the Intermountain West, as well as Hawaii, California, and Baja California, Mexico.  Mr. Williams attended the University of Utah, California Institute of the Arts, and La Sorbonne (Paris, France).

Mr. Williams has also served as a director, President, CEO, principal financial officer and principal accounting officer of Eastgate Acquisitions Corp., a reporting company, since its inception in September 1999.  He resigned as its President and CEO on May 22, 2012.  He is also currently a director, President and CEO of Westgate Acquisitions Corp. and, until he resigned in February 2010, he was a director, President and CEO of Greyhound Commissary, Inc., now known as Tanke Biosciences Corp.  He is the son of Uplift Nutrition’s principal and majority shareholder, H. Deworth Williams.

RACHEL WINN, 43, Director.  Ms. Winn is currently employed as Assistant Office Manager at Williams Investment Company, in Salt Lake City, Utah, a financial consulting and corporate services firm involved in facilitating and structuring mergers, acquisitions, business consolidations and financings.  Outside of her office duties, Ms. Winn also serves as a member and principal shareholder of Fortune Viniculture, L.L.C., a limited liability company which holds interests in vineyard properties located near Ensenada, Mexico.  Additionally, she is the personal Executive Assistant to the Director of Operations of Elite Engineering Solutions, L.L.C., a company offering government compliance services, manufacturing and testing.

Family Relationships

Newly appointed directors, Geoff Williams and Rachel Winn, are married and have a daughter.  Geoff Williams is also the son of Uplift’s principal and majority shareholder, H. Deworth Williams.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreement

The Company has not entered into any employment agreements with any of its officers.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description
10.1	Stock Purchase Agreement dated September 3, 2013 but closed on Friday, September 6, 2013

99

Written Consent Resolution of the Company’s Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2013

UPLIFT NUTRITION, INC.

By:	/s/ Gary C. Lewis
Gary C. Lewis Chief Executive Officer